INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Taxes [Abstract]
INCOME TAXES
12	INCOME TAXES

The Company’s operations are based in the US and currently enacted tax laws in the US are used in the calculation of income taxes.

Federal Income Tax - United States

On December 22, 2017, the Tax Cuts and Jobs Act (the TCJA), which significantly modified U.S. corporate income tax law, was signed into law by President Trump. The TCJA contains significant changes to corporate income taxation, including but not limited to the reduction of the corporate income tax rate from a top marginal rate of 35% to a flat rate of 21%, limitation of the tax deduction for interest expense to 30% of earnings (except for certain small businesses), limitation of the deduction for net operating losses to 80% of current year taxable income and generally eliminating net operating loss carrybacks, allowing net operating losses to carryforward without expiration, one-time taxation of offshore earnings at reduced rates regardless of whether they are repatriated, elimination of U.S. tax on foreign earnings (subject to certain important exceptions), immediate deductions for certain new investments instead of deductions for depreciation expense over time, and modifying or repealing many business deductions and credits (including changes to the orphan drug tax credit and changes to the deductibility of research and experimental expenditures that will be effective in the future). Notwithstanding the reduction in the corporate income tax rate, the overall impact of the new federal tax law is uncertain, including to what extent various states will conform to the newly enacted federal tax law.

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A full valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized. It is the Company’s policy to classify interest and penalties on income taxes as interest expense or penalties expense. As of December 31, 2020 and 2019, there have been no interest or penalties incurred on income taxes.

In the prior year, the Company’s primary operations were based in Mexico and enacted tax laws in Mexico were used in the calculation of income taxes, the holding company was based in the US and enacted US tax laws were used in the calculation of income taxes.

The provision for income taxes consists of the following:

	Year ended December 31, 2021	Year ended December 31, 2020
Current
Federal	$-	$-
State	-	-
Foreign	-	-
	$-	$-

Deferred
Federal	$-	$-
State	-	-
Foreign	-	-
	$-	$-

A reconciliation of the U.S. Federal statutory income tax to the effective income tax is as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
Continuing operations
Tax expense at the federal statutory rate	$(3,043,932)	$(1,143,354)
State tax expense, net of federal tax effect	(409.279)	(79,743)
Permanent differences	1,813,210	453,667
Prior year net operating loss true up	(43,413)	487,927
Temporary timing differences	-	-
	(1,683,414)	(281,503)
Deferred income tax asset valuation allowance	1,683,414	281,503
	$-	$-

Significant components of the Company’s deferred income tax assets are as follows:

	December 31, 2021	December 31, 2020
Other	$241,491	$246,069
Net operating losses	5,284,205	3,999,612
Stock based compensation	403,399	-
Valuation allowance	(5,929,095)	(4,245,681)
Net deferred income tax assets	$-	$-

The valuation allowance for deferred income tax assets as of December 31, 2021 and December 31, 2020 was $5,929,095 and $4,245,681, respectively. The net change in the deferred income tax assets valuation allowance was an increase of $1,683,414 and is primarily attributable to tax operating losses realized during the current year.

As of December 31, 2021, the prior three years remain open for examination by the federal or state regulatory agencies for purposes of an audit for tax purposes.

As of December 31, 2021, and 2020, the Company had available for income tax purposes approximately $20.6 million in federal and $13.8 million in state net operating loss carry forwards, which may be available to offset future taxable income. $3.5 million of the net operating losses will begin to expire in 2034 and $17.1 million has an indefinite life. Due to the uncertainty of the utilization and recoverability of the loss carryforwards and other deferred tax assets, Management has determined a full valuation allowance for the deferred tax assets, since it is more likely than not that the deferred tax assets will not be realizable.

The Company’s ability to utilize the United States Federal operating loss carryforwards may be subject to an annual limitation if pursuant to IRC Section 382/383 of the Internal Revenue Code of 1986, as amended, if a change of ownership has occurred. Management does not believe if an ownership change has occurred under IRC Section 382/383, but is evaluating, if such change has occurred. If such change has occurred, it is also possible that the loss carryforward could be eliminated.

The Company is subject to taxation in the U.S. and CA state. U.S. federal income tax returns for 2018 and after, remain open to examination. No income tax returns are currently under examination. As of December 31, 2021 and 2020, the Company does not have any unrecognized tax benefits, and continues to monitor its current and prior tax positions for any changes. The Company recognizes penalties and interest related to unrecognized tax benefits as income tax expense. For the years ended December 31, 2021 and 2020, there were no penalties or interest recorded in income tax expense.